UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

ONEIDA FINANCIAL CORP.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-34813	80-0632920
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

182 Main Street, Oneida, New York 13421-1676
(Address of Principal Executive Offices)

(315) 363-2000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on December 4, 2015 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of February 24, 2015 (the “Merger Agreement”), by and between Community Bank System, Inc., a Delaware corporation (“CBSI”), and Oneida Financial Corp., a Maryland corporation (“Oneida”), with the merger of Oneida with and into CBSI, with CBSI as the surviving entity, being effective as of 11:59 p.m. on December 4, 2015 (the “Effective Time”).

Item 2.01           Completion of Acquisition or Disposition of Assets.

On December 4, 2015, pursuant to the Merger Agreement, Oneida was merged into CBSI, with CBSI as the surviving entity (the “Merger”). Immediately following the Merger, Oneida Savings Bank, a New York-chartered savings bank that was wholly owned by Oneida, was merged into Community Bank, N.A. (“Community Bank”), a national banking association wholly owned by CBSI, with Community Bank as the surviving entity. Immediately following the merger of Oneida Savings Bank and Community Bank, State Bank of Chittenango, a New York-charted limited purpose commercial bank that was wholly owned by Oneida Savings Bank, was merged into Community Bank, with Community Bank as the surviving entity.

Under the terms of the Merger Agreement, Oneida stockholders were entitled to elect the form of merger consideration to be received in the transaction.  Each stockholder who submitted a completed Letter of Election and Transmittal prior to the election deadline of November 25, 2015 had the ability to elect to receive, for each share of Oneida common stock either (a) cash at the rate of $20.00 per share, (b) 0.5635 shares of CBSI common stock, or (c) a combination of 60% CBSI common stock and 40% cash, using the same 0.5635 exchange ratio and $20.00 per share cash price.  However, all elections were subject to certain allocation procedures set forth in the Merger Agreement to ensure that 60% of the aggregate merger consideration was in the form of shares of CBSI common stock and 40% was in the form of cash.

Most of the Oneida stockholders who submitted election forms by the election deadline made the “all-stock” election to receive their merger consideration solely in the form of shares of CBSI common stock.  As a result of the elections of Oneida stockholders, and in accordance with the allocation and proration mechanisms of the Merger Agreement, the merger consideration has been allocated as follows:

•           Those stockholders who elected to receive only CBSI common stock in the merger will receive, for each share of Oneida common stock they own, 72.03061% of their merger consideration in shares of CBSI common stock (at an exchange ratio of 0.5635 per share and rounded to the nearest whole share) and the balance in cash at a rate of $20.00 for each whole share of Oneida common stock;

•           Those stockholders who elected to receive all cash in the merger will receive $20.00 in cash for each share of Oneida common stock they own;

•           Those stockholders who elected to receive 60% in CBSI common stock and 40% in cash will receive 60% in stock and 40% in cash, using the same 0.5635 exchange ratio and $20.00 per share cash price; and

•           Those stockholders that did not select an election preference or submit a properly completed election form within the required timeframe will receive $20.00 for each of their shares of Oneida.

No fractional shares of CBSI common stock were issued in the merger and any fractional share of CBSI common stock will be paid at the rate of $20.00 per share.

At the Effective Time, each option to purchase Oneida common stock issued by Oneida was canceled and the holder thereof received a cash payment equal to the number of shares of Oneida common stock that were issuable upon the exercise of such option multiplied by the amount by which $20.00 exceeded the exercise price of such option. Additionally, at the Effective Time, each restricted stock award issued that was outstanding vested in full and such shares were converted into the right to receive the merger consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 of Oneida’s Current Report on Form 8-K filed on February 25, 2015 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Oneida no longer fulfills the listing requirements of the NASDAQ Stock Market (“NASDAQ”).  On December 4, 2015, Oneida notified NASDAQ that trading in Oneida common stock should be suspended and the listing of Oneida common stock should be removed, in each case prior to market open on December 7, 2015.  NASDAQ has filed a notification of removal from listing of Oneida common stock on Form 25 with the Securities and Exchange Commission.  CBSI, as successor to Oneida, intends to file a Form 15 with respect to the Oneida common stock requesting the deregistration of the Oneida common stock under Section 12 of the Securities Exchange Act of 1934 and the suspension of Oneida’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, Oneida’s directors and executive officers ceased serving in such capacities.  At the Effective Time, Michael R. Kallet, the former Chairman and Chief Executive Officer of Oneida, and Eric E. Stickels, the former Director, President and Chief Operating Officer of Oneida, were appointed as directors of CBSI.

Item 9.01       Financial Statements and Exhibits.

(a)           No financial statements of businesses acquired are required.
(b)           No pro forma financial information is required.
(c)           Not applicable.
(d)           Exhibits.

Exhibit No.                           Description

2.1
Agreement and Plan of Merger, dated as of February 25, 2015, by and between Community Bank System, Inc. and Oneida Financial Corp. (filed as Exhibit 2.1 to Oneida’s Current Report on Form 8-K filed on February 25, 2015 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANK SYSTEM, INC., AS SUCCESSOR TO ONEIDA FINANCIAL CORP.
DATE: December 10, 2015	By:	/s/ George J. Getman
Name: George J. Getman
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of February 25, 2015, by and between Community Bank System, Inc. and Oneida Financial Corp. (filed as Exhibit 2.1 to Oneida’s Current Report on Form 8-K filed on February 25, 2015 and incorporated herein by reference).